UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT - June 12, 2007

AXION POWER INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22573	65-0774638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3601 Clover Lane
New Castle, PA 16105
(Address of principal executive offices)

(724) 654-9300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.    Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

As reported on the August 14, 2006 Current Report on Form 8-K for Axion Power International, Inc. filed with the SEC, we had filed on May 3, 2006 the Post-effective Amendment No. 2 to our Form S-1 Registration Statement under the Securities Act of 1933 for the purpose of registering the resale of 1,627,500 shares of common stock held by the Trust for the Benefit of the Shareholders of Mega-C Power Corporation (the “Mega-C Trust”). On May 12, 2006, we were advised by the SEC that the amendment would be held in abeyance while the SEC’s accounting staff (the Staff) conducted a detailed review of our audited financial statements for the years ended December 31, 2003, 2004 and 2005 and our unaudited interim financial statements for the periods ended March 31, June 30 and September 30, 2004 and 2005. As is typical in such reviews, the SEC’s accounting staff raised a number of issues that our management, lawyers and auditors have been diligently working to address.

Because of the concerns expressed by the Staff, the audit committee directed a reassessment of the Company’s accounting and financial statements. Under their oversight, the audit committee directed senior management to perform the reassessment with the help of outside experts and additional personnel to assist with the detailed work. On August 9, 2006, the audit committee, after reviewing the results of the reassessment with senior management, the outside experts and Axion’s independent outside auditors (who were engaged by the audit committee to re-audit the restated financial statements prepared by senior management, with the help of the outside experts), concluded that notes receivable from Mega-C Power Corporation (“Mega -C Power”) should have been impaired for reporting purposes as of June 30, 2004 and for all subsequent reporting periods. Accordingly, the audit committee concluded that our previously issued audited financial statements for the years ended December 31, 2004 and 2005 and our previously issued unaudited interim financial statements for the period ended June 30, 2004 and all subsequent interim periods should no longer be relied upon. This decision was reported on August 14, 2006 in a Current Report on Form 8-K.

In subsequent Current Reports on Form 8-K filed on September 22, 2006 and April 3, 2007 we reported our preliminary conclusions of all matters with the exception of whether the financials of the Mega-C Trust should be consolidated with Axion’s financial statement during any reporting period under Fin46R disclosure requirements?

After conducting an extensive internal review of FASB Interpretation No. 46R, Consolidation of Variable Interest Entities, an interpretation of ARB No. 51 (FIN 46R) and consulting with three independent FIN 46R experts and its auditors, Axion concluded that the Mega-C Trust’s financial statements should not be consolidated with the Company’s financial statements. This conclusion was based on applying the guidance of FIN 46R and determining that for all years previously reported that neither Axion nor its founding shareholders has a variable interest in the Mega-C Trust, nor is either of them considered the primary beneficiary.

Since the filing of the Company’s April 3, 2007 Form 8-K, the Company can now report more detail in regard to the matters which were still under review at that time. We have provided the Staff with Axion’s restated financial statements with selected footnotes in correspondence dated June 13, 2007.

The financial statements, with selected footnotes, both of which are unaudited, not yet finalized and should not be relied upon as final and are premised on accounting treatments which have not yet been reviewed by the Staff are provided below. These financials, attached hereto as Exhibit 99.1, are the results of the changes the Company believes should be made to the periods ended December 31, 2003, December 31, 2004 and December 31, 2005. These are the periods for which the audit committee directed senior management to review the company’s historical accounting treatment and financial statement presentation under the supervision of the audit committee.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1	Unaudited Financial Statements of Axion Power International, Inc. and selected footnotes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Axion Power International, Inc. has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 18, 2007

Axion Power International, Inc.

By:	/s/ Thomas Granville
Thomas Granville
Chief Executive Officer